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                               FIRST AMENDMENT TO
                          SECURITIES PURCHASE AGREEMENT

         THIS FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this "First Amendment") is dated as of September 20, 2001, by and among Universal Display Corporation, a Pennsylvania corporation (the "Company"), and the Purchasers identified on the signature pages hereto (each, a "Purchaser" and collectively, the "Purchasers").

         WHEREAS, the Company and the Purchasers have entered into a Securities Purchase Agreement dated as of August 22, 2001 (the "Purchase Agreement"); and

         WHEREAS, the Company and the Purchasers desire to amend the Purchase Agreement as set forth in full herein.

         NOW, THEREFORE, in consideration of the agreements and mutual covenants set forth herein, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the parties, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

2. Second Closing. Section 2.3(a) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "(a) Subject to the terms and conditions set forth in this Agreement, on the 30th Trading Day following the Conversion Shares Effective Date, the Purchasers shall purchase from the Company, and the Company shall sell to the Purchasers, the Second Shares. The closing of the purchase and sale of the Second Shares is referred to as the "Second Closing."

3. Purchase of Second Shares. Subsection (d) set forth below shall be added to
Section 2.3 of the Purchase Agreement to read as follows:

                  "(d)     Notwithstanding anything to the contrary contained
herein:

                           (i) in the event that the average Closing Price of the Common Stock for the eighteen Trading Days immediately prior to the 10th Trading Day following the Conversion Shares Effective Date (such eighteen Trading Day period is referred to herein as the "Second Shares Measuring Period") is less than $12.00, then the Company shall have the right to elect, in its sole discretion, to not sell the Second Shares to the Purchasers by delivering notice of such election to the Purchasers within one Trading Day after the expiration of the Second Shares Measuring Period; and

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                           (ii) If the Conversion Shares Registration Statement
         has not been declared effective by the Commission by December 12, 2001, then the Purchasers shall have the right to elect, in their sole discretion, to not purchase the Second Shares by delivering notice of such election to the Company within ten Trading Days after December 12, 2001."

4. Form of Second Certificate of Designation. The definition of "Conversion Price" as used in the Second Certificate of Designation attached to the Purchase Agreement as Exhibit B is amended to read as follows:

                  ""Conversion Price" means $___[the average Closing Price for the 36 Trading Days beginning on the 8th Trading Day prior to the Conversion Shares Effective Date as contemplated by Section 2.3 of the Purchase Agreement]*, as adjusted pursuant to Section 15 hereof."

5. Ratification of Purchase Agreement.Except as expressly amended hereby, all of the terms of the Purchase Agreement shall remain in full force and effect, and are hereby ratified and confirmed.

6. Controlling Law. This First Amendment and all questions relating to its validity, interpretation, performance and enforcement shall be governed by and construed in accordance with the laws of the State of New York, notwithstanding any conflict of laws doctrines of such State or any other jurisdiction to the contrary, and without the aid of any canon, custom or rule of law requiring construction against the draftsman.

7. Execution in Counterparts and via Facsimile. This First Amendment may be executed via facsimile and in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which together shall constitute one and the same instrument. This First Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of the Company and each of the Purchasers.

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     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Securities Purchase Agreement as of the day and year first above written.

UNIVERSAL DISPLAY CORPORATION

By: /s/ Sidney Rosenblatt
    -------------------------------------------
    Sidney Rosenblatt, Chief Financial Officer


PINE RIDGE FINANCIAL INC.

By: /s/ Kenneth L. Henderson
    -------------------------------------------
    Name: Kenneth L. Henderson
    Title: Attorney-in-Fact


STRONG RIVER INVESTMENTS, INC.

By: /s/ Kenneth L. Henderson
    -------------------------------------------
    Name: Kenneth L. Henderson
    Title: Attorney-in-Fact


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